Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of January 22, 2016

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 21, 2014

THIS AMENDMENT NO. 3 (“Amendment”) is made as of January 22, 2016 by and among Ethan Allen Global, Inc. (the “Borrower”), Ethan Allen Interiors Inc. (“Holdings”), the other Loan Parties signatory hereto, the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under that certain Amended and Restated Credit Agreement dated as of October 21, 2014 by and among the Borrower, Holdings, the other Loan Parties party thereto, the Lenders and the Administrative Agent (as amended and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.     Amendments to Credit Agreement. As of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows, which amendments shall be deemed to have taken effect as of December 30, 2015:

(a)     The definition of “Financial Covenant Exemption Period” set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety to read as follows:

“Financial Covenant Exemption Period” means the period (a) commencing on any date following the Term Loan Funding Date on which the aggregate outstanding principal amount of the Term Loans is less than $17,500,000 and (b) ending on the first date thereafter, if any, on which the average daily Availability during the immediately preceding 30 calendar days is less than 15% of the Aggregate Revolving Commitment.

(b)     The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety to read as follows:

“Fixed Charges” means, with reference to any period, without duplication, cash Interest Expense, plus cash Rentals, plus prepayments and scheduled principal payments on Indebtedness made during such period, plus expense for taxes paid in cash, plus all Restricted Payments paid in cash (including, without limitation and for the avoidance of doubt, all cash payments on account of share buybacks or repurchases), plus Capital Lease Obligation payments, plus cash contributions to any Plan, all calculated for Holdings and its Subsidiaries on a consolidated basis.

2.     Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, Holdings, the other Loan Parties party hereto, the Lenders and the Administrative Agent.

3.     Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a)     This Amendment and the Credit Agreement (as amended hereby) constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)     As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.     Reference to and Effect on the Credit Agreement.

(a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)     Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.     Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Loan Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Security Agreement and any other Loan Document executed by it (and any and all Liens on the Collateral granted thereunder to the Administrative Agent for itself and the Secured Parties) and acknowledges and agrees that the Credit Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ETHAN ALLEN GLOBAL, INC.,
as the Borrower

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

ETHAN ALLEN INTERIORS INC.,

By:	/s/ M. Farooq Kathwari
Name:
Title	President, Chairman and CEO:

ETHAN ALLEN OPERATIONS, INC

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

LAKE AVENUE ASSOCIATES, INC.

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

MANOR HOUSE, INC.

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

Signature Page to Amendment No. 3

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014

ETHAN ALLEN REALTY LLC

By Ethan Allen Operations, Inc., its Sole Member

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

ETHAN ALLEN RETAIL, INC.

By:	/s/ M. Farooq Kathwari
Name:
Title:	President, Chairman and CEO

Signature Page to Amendment No. 3

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and individually as a Lender

By:	/s/ Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

Signature Page to Amendment No. 3

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Charles J. Margiotti III
Charles J. Margiotti III
Senior Vice President

Signature Page to Amendment No. 3

Ethan Allen Global, Inc.

Amended and Restated Credit Agreement dated as of October 21, 2014